UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2023

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road,
Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Financial Officer

On June 21, 2023, the Company’s Board of Directors appointed Benjamin M. Burns, age 45, as Executive Vice President and Chief Financial Officer, effective immediately, to fill the position created by the departure of Jeffrey L. Tate from such position, as disclosed below. Mr. Burns will serve at the pleasure of the Board and will function as the Company’s principal financial officer.

Mr. Burns previously served the Company as Executive Vice President—Business Support Services since February 2023. He previously served as Senior Vice President—Business Support Services since 2022, Vice President, Business Support Services from 2019 to 2022, Vice President, Treasurer from 2017 to 2019 and Vice President, Internal Audit/Due Diligence from 2012 to 2017. Mr. Burns served the Company in various other auditing capacities since 2003. Mr. Burns holds a bachelor’s degree in accounting and an MBA from Pittsburg State University. In addition, he is a Certified Public Accountant and a Certified Fraud Examiner.

On June 21, 2023, the Human Resources and Compensation Committee of the Board (the “Committee”) approved the compensation to be awarded to Mr. Burns as CFO as follows:

(i) Mr. Burns’ annual base salary will be increased from $350,000 to $500,000, effective June 26, 2023.

(ii) As an executive officer, Mr. Burns already participates in the Company’s Key Officers Incentive Plan (the “KOIP”). His annual incentive target in the Plan, as a percentage of his base salary (“Target Percentage”), was increased from 50% to 80%. Mr. Burns will participate as a corporate participant under the 2023 Award Formula under the Plan, and his payout will be based on the Company’s achievement of earnings before interest, taxes, depreciation, and amortization (“EBITDA”) (65% relative weight) and Cash Flow (35% relative weight). Mr. Burns’ increased Target Percentage will be prorated for the number of days remaining in the 2023 calendar year performance period following the effective date of his appointment. For a description of the 2023 Key Officers Incentive Plan Award Formula, reference is made to the award formula which is attached as Exhibit 10.1 to the Company’s Form 8-K filed March 10, 2023, and is incorporated herein by reference.

(iii) Mr. Burns’ long-term incentive (“LTI”) award multiple for 2024 was increased from 80% to 200%. The executive’s base salary is multiplied by the LTI award multiple to calculate a target monetary value of annual equity grants which include sixty percent (60%) performance stock units (“PSUs”) and forty percent (40%) restricted stock units (“RSUs”). These awards are anticipated to be approved at the same time as the other executive officers’ LTI awards at the Committee’s February 2024 meeting.

All other components of Mr. Burns’ compensation remained unchanged.

As previously disclosed in the Company’s proxy statement filed March 23, 2023, employees related to Mr. Burns had total compensation (consisting of salary and annual incentive earned in 2022, as well as the grant date fair value of equity awards issued in 2022) in excess of the $120,000 related person transaction threshold. Rebecca Burns, Staff VP—Record to Report Business Processes, the spouse of Mr. Burns, had 2022 total compensation of $180,327; and Ashley Hiatt, Staff VP—Segment Reporting, the sister-in-law of Mr. Burns, had 2022 total compensation of $164,479. Subject to continued employment, it is expected that compensation for Ms. Hiatt will be substantially similar for 2023 and will exceed the $120,000 threshold. The compensation received by Ms. Hiatt is consistent with the amounts paid to other employees in similar roles. Ms. Burns has resigned her position with the Company, effective June 20, 2023, and her compensation for 2023, calculated consistently with the 2022 compensation referenced above, did not exceed the $120,000 related person transaction threshold. There are no family relationships between Mr. Burns and any director or executive officer of the Company. There is no arrangement or understanding between Mr. Burns and any other person pursuant to which Mr. Burns was appointed as Chief Financial Officer of the Company.

Mr. Burns has previously entered into a Severance Benefit Agreement dated February 22, 2023, which is attached hereto as Exhibit 10.2 and incorporated herein by reference. Also, Mr. Burns previously entered into an Indemnification Agreement with the Company, dated February 28, 2022, the form of which was filed as Exhibit 10.11 to the Company’s Form 10-K filed March 28, 2002, and which is incorporated herein by reference.

The Company’s updated Summary Sheet of Executive Cash Compensation is attached hereto as Exhibit 10.4.

Departure of Former Chief Financial Officer and Mutual Separation Agreement

On June 21, 2023, the Company’s Board of Directors terminated without cause Jeffrey L. Tate as the Company’s Executive Vice President and Chief Financial Officer, effective immediately. As such, Mr. Tate will no longer serve as the Company’s principal financial officer. Mr. Tate served as CFO since his appointment in 2019. Mr. Tate’s termination was not as a result of any disagreement with the Company, its management, the Board, or any committees thereof on any matter related to the Company’s operations, policies, internal controls, or financial practices, reporting or performance.

In connection with Mr. Tate’s termination without cause, the Company and Mr. Tate entered into a Mutual Separation Agreement, dated June 21, 2023 (the “Agreement”) . Under the terms of the Agreement, which were approved by the Committee, the Company will provide Mr. Tate a separation package consisting of the following:

(a)

A cash payment to Mr. Tate of $418,000 less tax withholdings, to be paid within 30 days of the execution of the Agreement, which represents Mr. Tate’s former annual base salary of $627,000 minus the Company’s payment of the first installment of legal fees paid on behalf of Mr. Tate to his attorney of $209,000.

(b)

A cash payment equal to one-half of the 2023 incentive bonus that Mr. Tate would have received under the KOIP had he remained employed through December 31, 2023, to be paid, less tax withholdings, after the 2023 results are determined. Mr. Tate’s target incentive bonus is 80% of his former annual base salary of $627,000, provided, however, that actual results may be higher or lower depending on the final 2023 performance results.

(c)

A cash payment to Mr. Tate, on or around March 1, 2024, of $225,811, less tax withholdings, which represents the current value of Mr. Tate’s unvested restricted stock units of $438,811 (that would have vested in February and March of 2024) minus the Company’s payment of the second installment of legal fees paid on behalf of Mr. Tate to his attorney of $213,000.

(d)	A cash payment of $36,602, less tax withholdings, representing the cost of COBRA premiums for 18 months of extended medical coverage (including any applicable spouse and eligible dependent coverage).

(e)	A cash payment of $36,173, less tax withholdings, representing Mr. Tate’s accrued but unused vacation.

In consideration of these separation payments, Mr. Tate provided the Company with a complete release of claims and an agreement to continue to comply with certain non-competition and confidentiality covenants. Mr. Tate can revoke the Agreement within seven days of his execution of it, which will cause the Agreement to be null and void. If this were to occur, the Company will update this disclosure. The foregoing is only a summary of certain terms of the Mutual Separation Agreement and is qualified in its entirety by reference to the Mutual Separation Agreement, which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Amendment to Key Officers Incentive Plan

Our executive officers earn an annual cash incentive paid under the KOIP, based on achieving certain performance objectives for the year. Under the 2023 Award Formula for the KOIP, an executive officer is eligible to receive a cash award calculated by multiplying the executive’s annual base salary at the end of the year by a Target Percentage set by the Committee, then applying weighted achievement percentages for the Performance Objectives. The Performance Objectives for 2023 are based on the Company’s achievement of earnings before interest, taxes, depreciation, and amortization (“EBITDA”) (65% relative weight) and Cash Flow, or Free Cash Flow for profit center participants (35% relative weight).

On June 21, 2023, the Committee amended the KOIP, effective June 21, 2023, to provide that a participant’s Target Percentage may be determined or modified at any time within the performance period. In the event the Target Percentage is modified, it’s the Company’s policy that the participant’s modified Target Percentage will be prorated for the number of days remaining in the performance period following the Committee’s approval of the change (or as of such other date as determined by the Committee). Prior to the amendment, the Target Percentage could only be determined, or modified, during the first 25% of the performance period or within 30 days after an individual first became a participant.

The foregoing is only a summary of certain terms of the amended KOIP and is qualified in its entirety by reference to the KOIP which is filed as Exhibit 10.6 to this Form 8-K and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS. The disclosure above contains forward-looking statements identified by the use of the word “expected.” Because all forward-looking statements deal with the future, they are subject to risks and uncertainties related to a variety of factors which might cause actual events or results to differ materially from those envisioned or reflected in any forward-looking statement.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release, dated June 22, 2023, regarding the appointment of Benjamin M. Burns and departure of Jeffrey L. Tate as Chief Financial Officer, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1***	2023 Award Formula under the Key Officers Incentive Plan, filed March 10, 2023, as Exhibit 10.1 to the Company’s Form 8-K, is incorporated herein by reference. (SEC File No. 001-07845)

10.2*,***	Severance Benefit Agreement between the Company and Benjamin M. Burns, dated February 22, 2023

10.3***	Form of Indemnification Agreement approved by the shareholders of the Company and entered between the Company and its directors and executive officers, filed March 28, 2002, as Exhibit 10.11 to the Company’s Form 10-K, is incorporated herein by reference. (SEC File No. 001-07845)

10.4*,***	Summary Sheet of Executive Cash Compensation

10.5*,***	Mutual Separation Agreement between the Company and Jeffrey L. Tate, dated June 21, 2023

10.6*,***	Key Officers Incentive Plan, amended and restated, effective June 21, 2023

99.1**	Press release dated June 22, 2023

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH*	Inline XBRL Taxonomy Extension Schema

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith.
**	Denotes furnished herewith.
***	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: June 22, 2023	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary